June 8, 2006 Annual Meeting of Stockholders

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Hudson City Bancorp, Inc. ("Hudson City" or "HCBK") and Sound Federal Bancorp, Inc. ("Sound Federal" or "SFFS"), including future financial and operating results, cost savings and accretion to reported earnings that may be realized from the merger; (ii) Hudson City's and Sound Federal's plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as "may," "believe," "expect," "anticipate," "should," "plan," "estimate," "predict," "continue," "potential", or words of similar meaning. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Hudson City and Sound Federal may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of Sound Federal may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) the risks associated with continued diversification of assets and adverse changes to credit quality; (9) difficulties associated with achieving expected future financial results; (10) competition from other financial services companies in Hudson City's and Sound Federal's markets; and (11) the risk of an economic slowdown that would adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Hudson City's and Sound Federal's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). Any or all of the forward-looking statements in this release and in any other public statements made by Hudson City may turn out to be wrong. They can be affected by inaccurate assumptions Hudson City might make or by known or unknown risks and uncertainties. Consequently, no forward- looking statement can be guaranteed. Hudson City does not intend to update any of the forward-looking statements after the date of this release or to conform these statements to actual events.

Additional Information The proposed transaction will be submitted to Sound Federal's stockholders for their consideration. Sound Federal will file with the SEC a proxy statement and other relevant documents concerning the proposed transaction. Stockholders of Sound Federal are urged to read the proxy statement when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Hudson City and Sound Federal, at the SEC's Internet site (http://www.sec.gov). Copies of the proxy statement and the SEC filings that will be incorporated by reference in the proxy statement can be obtained, without charge, by directing a request to Sound Federal, Chief Financial Officer, 1311 Mamaroneck Ave., White Plains, NY 10605 (914) 761-3636. Hudson City and Sound Federal and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Sound Federal in connection with the merger. Information about the directors and executive officers of Sound Federal is set forth in the proxy statement, dated July 8, 2005, for Sound Federal's 2005 annual meeting of stockholders, as filed with the SEC on a Schedule 14A. Information about the directors and executive officers of Hudson City is set forth in the proxy statement, dated April 28, 2006, for Hudson City's 2006 annual meeting of stockholders, as filed with the SEC on a schedule 14A. You can obtain free copies of these documents from Hudson City by directing a request to Hudson City, Investor Relations Officer, West 80 Century Road, Paramus, NJ 07652, (201) 967- 1900 or from Sound Federal using the contact information above.

Overview & Strategy 7

Overview 94 branch locations (not including Sound Federal acquisition): 87 in New Jersey and 7 in New York (4 in Suffolk County and 3 in Richmond County - Staten Island). "First-step" conversion in July 1999, selling 47% and raising $541 million. Completed "second-step" conversion on June 7, 2005 raising $3.9 billion. Since December 31, 1999: Grown assets, deposits, and EPS by 248%, 72% and 196%, respectively (1) All growth has been internally generated Stock price has appreciated 533% as of March 31, 2006 Third-largest thrift based on market capitalization. ___________________________ Reflects change in total assets and total deposits from December 31, 1999 to March 31, 2006 and change in EPS from full year 2000 to full year 2005

Operating Model Simple, consistent operating model Originate and purchase single family mortgage loans A jumbo originator and purchaser Retain all loans originated Outstanding Credit Quality Fund lending and investing activities with retail deposits and borrowings Compete on the basis of effective customer service and attractive pricing Industry-leading operating efficiency ratio of 24% at 2006Q1. Focused operations, portfolio lending strategy, and low employee turnover contribute to superior customer service

Operating Model (continued) Mortgage Loans Prime Products Only (Jumbo) No Option Arms or Negative Amortization Loans Multiple Distribution Channels Retail - Our Own Agents Retail - Mortgage Brokers and Bankers Wholesale - Geographic Diversity

Strategy: Focused Growth Continue strategy of internally-generated growth Increase mortgage originations and purchases Pursue de novo branch expansion in existing and adjacent markets with similar demographics Capitalize on merger-related market disruption, particularly the acquisition of traditional thrifts Ability to target both high- and moderate-income customers facilitates expansion

Sound Federal Bancorp Acquisition 17

Sound Federal Acquisition - Announced February 9, 2006 Purchase Price per Share: $20.75 Transaction Value: $265 million Consideration Mix: 100% Cash Expected Closing Date: Targeted for early summer of 2006 HCBK / SFFS High Median Low Premium to Total Deposits 15.5% 24.3% 16.4% 7.9 % Premium to Core Deposits (1) 19.1 33.8 19.5 8.9 Price / Tangible Book Value 2.23 x 3.00 x 2.29 x 1.62 x Comparable Transactions (2) ___________________________ Core deposits are total deposits less jumbo CDs. Source: SNL Financial. As of February 2006 includes all thrift deals announced since January 1, 2003 with targets in New England and the Mid-Atlantic with deal values between $100 million and $500 million.

Attractive and Complementary Branch Network Hudson City Market Area Hudson City Branch NY

Attractive and Complementary Branch Network ___________________________ Source: SNL Financial. Deposit market share data as of June 30, 2005. Hudson City Market Area Sound Federal Market Area Hudson City Branch Sound Federal Branch NY

Expanding Presence in Desirable Markets The acquisition of Sound Federal further enhances the already attractive demographics of Hudson City's footprint The pro forma franchise will have branches in 7 of the top 50 counties in the U.S. (8 of the top 52) in terms of median household income ___________________________ Source: SNL Financial.

Record of Strong Growth in New Markets Hudson City has generated robust deposit growth since entering Long Island in 2004 and Staten Island in 2005 The demographics and competitive environment in Sound Federal's markets are very similar to those of Hudson City's new markets

Hudson City's Financial Review 29

Strong Asset Growth (CAGR) Compounded Annual Growth Rate 31

Residential Mortgage Lending Growth At December 31, ___________________________ Other includes FHA/VA, multifamily, commercial, consumer and other loans 33

Consistently Superior Credit Quality At December 31,

Industry-Leading Operational Efficiency Hudson City ranked #1 in efficiency ratio among the 50 largest banks and thrifts by assets as of December 31, 2005 (1) $124 million in average deposits per branch ___________________________ Source: Keeffe, Bruyette & Woods, 4Q05 Wrap-up Bank Performance and Trends, February 13, 2006 and Company's filings

Winning Formula

Earnings and Dividend Growth ___________________________ Split adjusted ( 2:1 June 2002 and 3.206:1 June 2005) 41

Cumulative Cash Returned to Shareholders ___________________________ Dividends do not include dividends paid to MHC 43

HCBK Ownership Breakdown

Leader in Corporate Governance Institutional Shareholder Services (ISS) - CGQ Rating: HCBK outperformed 98.9% of the companies in the Russell 3000 and 99.3% of the companies in the Banks group in terms of Corporate Governance. ___________________________ As of May 25, 2006

Superior Stock Price Performance ___________________________ Source: SNL Financial

Hudson City Named Best Performer by WSJ

HCBK Named Best 5-Year Performer by WSJ